SUPPLEMENT TO THE FIDELITY TARGET TIMELINESM FUNDS SEPTEMBER 25, 1997
PROSPECTUS
The following information supplements information found in the "Performance" section beginning on page 11:
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
   The following information replaces similar information found in the "Charter" section on page 13:
   Ford O'Neil is manager of Target Timeline funds, which he has managed since July 1998. He also manages other Fidelity funds. Mr. O'Neil joined Fidelity in 1990, after receiving his MBA from The Wharton School at the University of Pennsylvania. Since joining Fidelity, he has worked as an analyst and manager.
The following information replaces similar information found under the heading "Other Expenses" in the "Breakdown of Expenses" section on page 21:
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 30:
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.